Exhibit 10.2

Execution Copy

AMENDMENT TO CREDIT AGREEMENT

This Amendment to Credit Agreement is dated as of October 1, 2013 (this “Amendment”) by and among G-III LEATHER FASHIONS, INC., a New York corporation (the “Company”), the Subsidiaries of the Company party hereto as Borrowers (collectively with the Company, the “Borrowers”), the Loan Guarantors party to the Credit Agreement referenced below (the “Loan Guarantors”), the Lenders party to the Credit Agreement referenced below (the “Lenders”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent under the Credit Agreement referenced below (the “Administrative Agent”).

WHEREAS, the Borrowers are parties to that certain Credit Agreement dated as of August 6, 2012 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, the Loan Guarantors (together with the Borrower, the “Loan Parties”), the Lenders, and the Administrative Agent; and

WHEREAS, the Loan Parties, the Administrative Agent and the Lenders wish to amend certain terms and provisions of the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1.          Capitalized Terms. Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2.          Amendments to Credit Agreement. Subject to the satisfaction of the terms and conditions set forth in Section 5 hereof and in reliance on the representations and covenants set forth in Section 4 hereof, the Loan Parties, the Administrative Agent and the Lenders agree that the Credit Agreement is hereby amended as follows:

(a)          The definition of “Seasonal Supplemental Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

‘“Seasonal Supplemental Amount” means (a) during the period from the Effective Date through April 30, 2013, $0, (b) during the period from May 1, 2013 through July 31, 2013, $25,000,000, (c) during the period from August 1, 2013 through April 30, 2014, $0, (d) during the period from May 1, 2014 through August 31, 2014, $25,000,000, and (e) at all times from and after August 31, 2014, $0; provided, that, if the Company or Holdings consummates a Notes Offering, at any time from and after the consummation of such Notes Offering, the Seasonal Supplemental Amount shall equal $0.”

(b)         Clause (c) of the definition of “Eligible Accounts” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) which provides for a scheduled due date that is more than 60 days after the date of the original invoice therefor, (ii) which is unpaid for more than 60 days after the original due date therefor, or (iii) which is unpaid more than 90 days after the date of the original invoice therefor; provided, that, (x) Accounts owing from any Account Debtor having a corporate credit rating of at least BBB- by S&P or Baa3 by Moody’s that have a scheduled due date more than 60 days but not more than 120 days from the date of the original invoice therefor and which are not unpaid for more than 30 days after the original due date or 135 days after the original invoice date shall not be excluded for purposes of this clause (c), and (y) Accounts not described in the foregoing clause (x) having an aggregate value not in excess of $35,000,000 that have a scheduled due date more than 60 days but not more than 120 days from the date of the original invoice therefor and which are not unpaid for more than 30 days after the original due date or 135 days after the original invoice date shall not be excluded for purposes of this clause (c);”

(c)          Clause (aa) of the definition of “Eligible Accounts” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(aa)         which is owing from an Account Debtor, if the Company has assigned to the Factor the right to collect any existing or future Account owing from such Account Debtor; provided that, the Administrative Agent may, in its Permitted Discretion, notwithstanding the provisions of this clause (aa) allow the Company to include in Eligible Accounts up to a maximum of $20,000,000 in the aggregate of Accounts outstanding at any time which, in accordance with one or more Factoring Agreements, have been assigned to the Factor for purposes of collection only but which remain the property of the Company, so long as the Factor is contractually obligated to purchase such Accounts pursuant to and in accordance with the terms of such Factoring Agreements (it being expressly understood that the portion of any Account which constitutes a “Client Risk Receivable” as such term is defined in the Factoring Agreements for which the Company retains all or a portion of the risk of non-payment by the Account Debtor, shall not be permitted to be included as an Eligible Account); or”

(d)          The definition of “Permitted Acquisitions” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) amending and restating clause (II)(l) thereof in its entirety, and (ii) inserting a new clause (II)(m) immediately after clause (II)(l), in each case, as follows:

“(l) on a pro forma basis, average monthly Availability for the period of twelve consecutive months prior to the closing of such Acquisition (determined as if all Revolving Loans incurred to fund such Acquisition had occurred on the first day of such twelve month period) shall equal or exceed the greater of (i) 17.5% of the Aggregate Revolving Commitments at such time and (ii) $65,250,000; and (m) at no time during the period of twelve consecutive months prior to the closing of the Acquisition shall Availability have been less than $25,000,000.”

(e)          The definition of “Secured Obligations” is hereby amended by adding the following proviso to the end of such definition:

“provided, however, that the definition of “Secured Obligations” shall not create any guarantee by any Loan Guarantor of (or grant of security interest by any Loan Guarantor to support, as applicable) any Excluded Swap Obligation of such Loan Guarantor for purposes of determining the obligations of any Loan Party.”

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(f)          The definition of “Weekly Reporting Trigger Period” set forth in Section 1.01 of the Credit is hereby amended and restated in its entirety to read as follows:

‘“Weekly Reporting Trigger Period” means the period (a) commencing on the day that (i) an Event of Default occurs, (ii) the Seasonal Supplemental Amount is greater than $0 or (iii) Availability falls below the greater of (A) 15% of the Aggregate Revolving Commitments and (B) $56,250,000; and (b) continuing until the date on which (i) the Seasonal Supplemental Amount is $0 and (ii) at all times during the preceding sixty (60) consecutive days, (A) no Event of Default has existed, and (B) Availability has been greater than the greater of (1) 15% of the Aggregate Revolving Commitments and (2) $56,250,000. In addition to (but without limitation of) the foregoing, the Borrowers may, by written notice to the Administrative Agent, elect to commence a Weekly Reporting Trigger Period at any time when the events described in clause (a) of the preceding sentence have not occurred; provided, that (i) any such Weekly Reporting Trigger Period commenced by the Borrowers shall not be less than 30 days, and (ii) the conditions set forth in clause (b) of the preceding sentence shall have been met as of the last day of any such Weekly Reporting Trigger Period for the period then ending.”

(g)          The following new defined terms are hereby added to Section 1.01 of the Credit Agreement, in appropriate alphabetical order:

‘“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/ or the SEC.”

‘“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Guarantor’s failure for any reason to constitute an ECP at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation or (b) in the case of a Swap Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Guarantor is a “financial entity,” as defined in Section 2(h)(7)(C)(i) of the Commodity Exchange Act (or any successor provision thereto), at the time the Guarantee of such Guarantor becomes or would become effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.”

‘“First Amendment Effective Date” means October 1, 2013, the effective date of that certain Amendment to Credit Agreement, amending this Agreement.”

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“‘Collateralized Letter of Credit” means, with respect to any Person that becomes a Subsidiary after the date hereof, each letter of credit issued for the account of such Person for which either (a) the Administrative Agent has received evidence satisfactory to the Administrative Agent in its Permitted Discretion that cash has been deposited with the issuer of such Letter of Credit in an amount sufficient to cash collateralize such letter of credit, or (b) the Issuing Bank has issued to the issuer of such letter of credit a backstop Letter of Credit with respect to such letter of credit.”

“‘Notes Offering” means any issuance by the Company or Holdings of unsecured notes or other unsecured debt instruments (including, without limitation, notes or other debt instruments that may be converted into equity interests of such issuer) in a capital raising transaction, whether pursuant to a private placement or a registered offering.”

‘“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Loan Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

(h)          Section 6.01(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i)          Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of Indebtedness outstanding at any time pursuant to this clause (i) shall not at any time exceed the sum of (A) $25,000,000 plus (B) the aggregate face amount of all Collateralized Letters of Credit issued for the account of such Person at such time.”

(i)          Section 6.01(l) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(l)          other unsecured Indebtedness (including Indebtedness resulting from any Notes Offering), provided, that (i) such Indebtedness does not require any scheduled principal payments prior to the date that is 181 days after the Maturity Date, and (ii) the stated maturity date of such Indebtedness is not less than 181 days after the Maturity Date.”

(j)          Section 6.01(m) of the Credit Agreement is hereby deleted in its entirety.

(k)          Sections 6.04(c), (d) and (e) of the Credit Agreement are hereby amended by replacing all references to “$25,000,000” set forth in each such Section with references to “$50,000,000.”

(l)          Section 6.04(n) of the Credit Agreement is hereby amended by replacing the reference to “$5,000,000” set forth in such Section with a reference to “$15,000,000.”

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(m)          Section 6.04 of the Credit Agreement is hereby further amended by inserting the following new paragraph, immediately after subsection (n) thereof:

“Notwithstanding any provision to the contrary set forth in this Section 6.04, the Loan Parties and their Subsidiaries may use the net proceeds of (i) any incurrence of Indebtedness by a Loan Party or Subsidiary permitted to be incurred under this Agreement or (ii) any issuance of Equity Interests by a Loan Party or Subsidiary, to make any investment or consummate any Acquisition which is not otherwise permitted under clauses (a) through (n) of this Section 6.04; provided, that (u) any Acquisition made pursuant to this sentence shall meet the requirements set forth in clauses (II)(a) through (i) of the definition of “Permitted Acquisitions”; (v) no Default or Event of Default shall have occurred and be continuing or would result from the making of such investment or the consummation of such Acquisition; (w) the aggregate amount of any investment made pursuant to this sentence (or the aggregate cash consideration paid with respect to any Acquisition pursuant to this sentence) shall not exceed an amount equal to (A) the aggregate amount of the net proceeds from such incurrence of Indebtedness or issuance of Equity Interests, less (B) all amounts of such net proceeds utilized to make other investments or Acquisitions pursuant to this sentence, or to make Restricted Payments pursuant to Section 6.08(f), (x) such investment or Acquisition shall have been consummated within 270 days after the date of the incurrence of such Indebtedness or issuance of such Equity Interests; (y) after giving effect to such investment, Availability shall equal or exceed the greater of (A) 12.5% of the Aggregate Revolving Commitments in effect at such time and (B) $47,250,000; and (z) prior to the date on which such investment is made (or such Acquisition is consummated), the Loan Parties shall have delivered to the Administrative Agent a certificate of Financial Officer certifying as to compliance with the foregoing clauses (w), (x) and (y).”

(n)          Sections 6.05(h) and (i) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“(h)          sales, transfers or other dispositions by any Loan Party of Equity Interests in any Excluded Subsidiary or by any Excluded Subsidiary of any assets of such Excluded Subsidiary; provided, that if the Net Proceeds from all such sales, transfers and dispositions exceed $25,000,000 in any fiscal year, the Loan Parties shall cause the Loans to be repaid in accordance with Section 2.11(d) by an amount equal to such excess; and

(i)          sales, transfers and other dispositions of assets (other than Equity Interests of any Subsidiary that is a Loan Party) that are not permitted by any other paragraph of this Section, provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this paragraph (j) during any fiscal year of Holdings shall not exceed an amount equal to 7.5% of the consolidated total assets of Holdings and its Subsidiaries, determined as of the last day of the fiscal year most recently ended prior to the date of such sale, transfer, or other disposition;”

(o)          Section 6.08 of the Credit Agreement is hereby amended by (i) amending and restating subsections (d) and (e) thereof in their entirety to read as set forth below, and (ii) inserting a new subsection (f), immediately after subsection (e) of such Section, as follows:

“(d)          Holdings may make regularly scheduled cash interest payments in respect of the Subordinated Seller Notes, provided, that (i) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to each such payment and (ii) the aggregate amount of all such cash interest payments permitted to be paid under this clause (i) shall not exceed €200,000 during any fiscal quarter of Holdings;

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(e)          the Loan Parties may make Restricted Payments (including without limitation, payments of principal under the Subordinated Seller Notes, payments of interest under the Subordinated Seller Notes not otherwise permitted under clause (d) above, payments in respect of the Seller Earnout Obligation not permitted under clause (c) above and payments of principal in respect of any unsecured Indebtedness incurred pursuant to Section 6.01(l)) not otherwise permitted under clauses (a) through (d) of this Section 6.08, provided that (i) the Fixed Charge Coverage Ratio for the period of twelve consecutive months most recently ended prior to the making of each such Restricted Payment for which financial statements are available (determined on a pro forma basis as if such Restricted Payment and all borrowings related thereto had occurred on the first day of such period) shall equal or exceed 1.15 to 1.00, (ii) the Borrowers shall have provided to the Administrative Agent a certificate of a Financial Officer of the Borrowers setting forth a calculation of the Fixed Charge Coverage Ratio on a pro forma basis after giving effect to the making of each such Restricted Payment demonstrating compliance with the foregoing clause (i), which certificate shall be in form and substance satisfactory to the Administrative Agent, and (iii) on a pro forma basis, at all times during the period of sixty (60) days prior to and during the thirty (30) days after the making of each such Restricted Payment, Availability (determined (x) as if all Revolving Loans incurred to fund such Restricted Payment had occurred on the sixtieth day prior to the actual making of such Restricted Payment and (y) without giving effect to any Seasonal Supplemental Amount in effect during such period) shall equal or exceed the greater of (A) 17.5% of the Aggregate Revolving Commitments in effect at such time and (B) $65,250,000, and (iv) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to each such Restricted Payment; and

(f) the Loan Parties and their Subsidiaries may use the net proceeds of (i) any incurrence of Indebtedness by a Loan Party or Subsidiary permitted to be incurred under this Agreement or (ii) any issuance of Equity Interests by a Loan Party or Subsidiary, to make Restricted Payments which are not otherwise permitted under clauses (a) through (e) of this Section 6.08; provided, that (v) no Default or Event of Default shall have occurred and be continuing or would result from the making of such Restricted Payment; (w) the aggregate amount of any Restricted Payment made pursuant to this clause (f) shall not exceed an amount equal to (A) the aggregate amount of the net proceeds from such incurrence of Indebtedness or issuance of Equity Interests, less (B) all amounts of such net proceeds utilized to make other Restricted Payments pursuant to this Section 6.08(f) or to make investments or Acquisitions pursuant to the final sentence of Section 6.04, (x) such Restricted Payment shall have been made within 270 days after the date of the incurrence of such Indebtedness or issuance of such Equity Interests; (y) after giving effect to such Restricted Payment, Availability shall equal or exceed the greater of (A) 12.5% of the Aggregate Revolving Commitments in effect at such time and (B) $47,250,000; and (z) prior to the date on which such Restricted Payment is made, the Loan Parties shall have delivered to the Administrative Agent a certificate of Financial Officer certifying as to compliance with the foregoing clauses (w), (x) and (y).”

(p)          Article VII of the Credit Agreement is hereby amended by (i) replacing the period “.” at the end of subsection (t) thereof with a semi-colon “;”, (ii) inserting the word “or” immediately after such semicolon, and (iii) inserting the following as a new subsection (u):

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“(u)          any event or condition occurs which results in a mandatory redemption with respect to any material portion of the notes or other debt instruments issued pursuant to any Notes Offering.”

(q)          Section 10.01 of the Credit Agreement is hereby amended by inserting the following proviso at the end of first sentence of such Section:

“; provided, however, that the definition of “Guaranteed Obligations” shall not create any guarantee by any Loan Guarantor of (or grant of security interest by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor.”

(r)          Article X of the Credit Agreement is hereby further amended by inserting the following new Section 10.13, immediately after Section 10.12 thereof:

“Section 10.13         Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guarantee in respect of a Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.13 or otherwise under this Loan Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Except as otherwise provided herein, the obligations of each Qualified ECP Guarantor under this Section 10.13 shall remain in full force and effect until the termination of all Swap Obligations. Each Qualified ECP Guarantor intends that this Section 10.13 constitute, and this Section 10.13 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

3.          Waiver and Consent with respect to GH Bass Acquisition. The Borrowers have advised the Administrative Agent that the Borrowers intend to acquire certain assets (including, without limitation, Inventory and Intellectual Property) of the GH Bass division of PVH Corp. from PVH Retail Stores LLC and PVH Corp. (the “GH Bass Acquisition”). By their execution of this Amendment (subject to the satisfaction of the conditions set forth in Section 5 of this Amendment, and in reliance on the representations and warranties set forth in Section 4 of this Amendment), the Administrative Agent and the Lenders hereby consent to the GH Bass Acquisition and agree that the GH Bass Acquisition shall be deemed to be a “Permitted Acquisition”. The Administrative Agent and the Lenders hereby further agree that, notwithstanding any provision to the contrary set forth in the definition of “Permitted Acquisitions,” Inventory acquired by the Borrowers in connection with the GH Bass Acquisition which would otherwise constitute Eligible Inventory may, for a period of one hundred twenty (120) days after the consummation of the GH Bass Acquisition, be included in the Borrowing Base at an advance rate of up to 50% of the cost of such Inventory (or such lower advance rate as the Administrative Agent shall apply in its Permitted Discretion) without an Inventory appraisal or a field examination; provided that, unless otherwise agreed by the Administrative Agent in its Permitted Discretion, such Inventory will cease to be included in the Borrowing Base from and after the one hundred twentieth (120th) day after the consummation of the GH Bass Acquisition if the Administrative Agent shall not have received an Inventory appraisal, a field examination and other due diligence acceptable to the Administrative Agent on or prior to such date).

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4.          No Default; Representations and Warranties, etc. Each of the Loan Parties represents and warrants to the Lenders and the Administrative Agent that as of the date hereof (a) the representations of the Loan Parties contained in Article III of the Credit Agreement are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty shall be true and correct in all respects) on and as of the date hereof as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); (b) the Loan Parties are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents; (c) no Default or Event of Default has occurred and is continuing; and (d) the execution, delivery and performance by the Loan Parties of this Amendment (i) have been duly authorized by all necessary company or corporate and, if required, member or shareholder action on the part of the Loan Parties, (ii) will not violate in any material respect any applicable law or regulation or the organizational documents of any Loan Party, (iii) will not violate in any material respect or result in a default under any indenture, agreement or other instrument binding on any Loan Party or any of its assets and (iv) do not require any consent, waiver or approval of or by any Person (other than the Lenders and the Administrative Agent) which has not been obtained.

5.            Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction of the following conditions:

(a)          The Administrative Agent shall have received from each of the Loan Parties, the Supermajority Lenders and the Administrative Agent either (i) a counterpart to this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart to this Amendment.

(b)          The Borrowers shall have paid all fees and other amounts due and payable to the Administrative Agent and its counsel and the Lenders in connection with this Amendment, including, (i) the fees described in that certain Fee Letter dated as of September 16, 2013 between the Borrowers and the Administrative Agent, and (ii) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers under the Credit Agreement.

(c)          The Administrative Agent shall have received such other documents from the Loan Parties as the Administrative Agent shall reasonably request in connection herewith prior to the execution of this Amendment by the Loan Parties, all of which shall be satisfactory in form and substance to the Administrative Agent.

6.            Miscellaneous.

(a)          The Loan Parties, the Administrative Agent and the Lenders hereby ratify and confirm the terms and provisions of the Credit Agreement and the other Loan Documents and agree that, except to the extent specifically amended hereby, the Credit Agreement, the other Loan Documents and all related documents shall remain in full force and effect. Nothing contained herein shall constitute a waiver of any provision of the Loan Documents, except such waivers or consents as are expressly set forth herein. This Amendment shall be deemed to constitute a “Loan Document” as such term is defined in the Credit Agreement.

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(b)          The Loan Parties agree to pay all reasonable expenses, including legal fees and disbursements, incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated thereby.

(c)          This Amendment may be executed in any number of counterparts (including by way of facsimile or electronic transmission), each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(d)          This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

“BORROWERS”

G-III LEATHER FASHIONS, INC.

By:	/s/Neal S. Nackman
Name:	Neal S. Nackman
Title:	V.P. - Finance

CK OUTERWEAR, LLC

By:	/s/Neal S. Nackman
Name:	Neal S. Nackman
Title:	V.P. - Finance

ANDREW & SUZANNE COMPANY INC.

By:	/s/Neal S. Nackman
Name:	Neal S. Nackman
Title:	V.P. - Finance

AM RETAIL GROUP, INC.
By:	/s/Neal S. Nackman
Name:	Neal S. Nackman
Title:	V.P. - Finance

[Signature Page to Amendment to Credit Agreement]

“LOAN GUARANTORS”

G-III APPAREL GROUP, LTD

By:	/s/Neal S. Nackman
Name:	Neal S. Nackman
Title:	V.P. - Finance

G-III LICENSE COMPANY, LLC

By:	/s/Neal S. Nackman
Name:	Neal S. Nackman
Title:	V.P. - Finance

AM APPAREL HOLDINGS, INC.

By:	/s/Neal S. Nackman
Name:	Neal S. Nackman
Title:	V.P. - Finance

G-III APPAREL CANADA ULC

By:	/s/Neal S. Nackman
Name:	Neal S. Nackman
Title:	V.P. - Finance

RIVIERA SUN, INC.

By:	/s/Neal S. Nackman
Name:	Neal S. Nackman
Title:	V.P. - Finance

[Signature Page to Amendment to Credit Agreement]

“ADMINISTRATIVE AGENT”

JPMORGAN CHASE BANK, N.A., individually, as Administrative Agent

By:	/s/Donna DiForio
Name:	Donna DiForio
Title:	Authorized Officer

“LENDER”

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/Donna DiForio
Name:	Donna DiForio
Title:	Authorized Officer

[Signature Page to Amendment to Credit Agreement]

“LENDER”

BANK OF AMERICA, N.A., as a Lender

By:	/s/Adam Seiden
Name:	Adam Seiden
Title:	S.V.P.

[Signature Page to Amendment to Credit Agreement]

“LENDER”

HSBC Bank USA, National Association, as a Lender

By:	/s/Stephanie Wong
Name:	Stephanie Wong
Title:	Vice President

[Signature Page to Amendment to Credit Agreement]

“LENDER”

WELLS FARGO BANK, National Association, as a Lender

By:	/s/Erica Manoff
Name:	Erica Manoff
Title:	Vice President

[Signature Page to Amendment to Credit Agreement]

“LENDER”

RBS CITIZENS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, INC., a subsidiary of RBS CITIZENS, N.A., as a Lender

By:	/s/Michael Ganann
Name:	Michael Ganann
Title:	Senior Vice President

[Signature Page to Amendment to Credit Agreement]

“LENDER”

TD BANK, N.A., as a Lender

By:	/s/Tracy A. Parker
Name:	Tracy A. Parker
Title:	Vice President

[Signature Page to Amendment to Credit Agreement]

“LENDER”

U.S. Bank National Association, as a Lender

By:	/s/Kelli Lattanzio
Name:	Kelli Lattanzio
Title:	A.V.P.

[Signature Page to Amendment to Credit Agreement]

“LENDER”

THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

By:	/s/Michael Meehan
Name:	Michael Meehan
Title:	Director

[Signature Page to Amendment to Credit Agreement]

“LENDER”

BMO Harris Bank N.A., as a Lender

By:	/s/Kara Goodwin
Name:	Kara Goodwin
Title:	Director

[Signature Page to Amendment to Credit Agreement]

“LENDER”

ISRAEL DISCOUNT BANK of new york,
as a Lender

By:	/s/Irene Spector
Name:	Irene Spector
Title:	Senior Vice President

By:	/s/Alfred J. Franco
Name:	Alfred J. Franco
Title:	First Vice President

[Signature Page to Amendment to Credit Agreement]

“LENDER”

REGIONS BANK, as a Lender

By:	/s/Daniel Wells
Name:	Daniel Wells
Title:	Attorney in Fact

[Signature Page to Amendment to Credit Agreement]

“LENDER”

CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:	/s/Donna Lubin
Name:	Donna Lubin
Title:	Vice President

[Signature Page to Amendment to Credit Agreement]

“LENDER”

SOVEREIGN BANK, N.A., as a Lender

By:	/s/Michael J. Reilly
Name:	Michael J. Reilly
Title:	S.V.P.

[Signature Page to Amendment to Credit Agreement]

“LENDER”

Webster Business Credit Corporation, as a Lender

By:	/s/Gordon Massave
Name:	Gordon Massave
Title:	Vice President

[Signature Page to Amendment to Credit Agreement]

“LENDER”

BANK LEUMI USA, as a Lender

By:	/s/Iris Steinhardt
Name:	Iris Steinhardt
Title:	Vice President

By:	/s/Iesha Campbell
Name:	Iesha Campbell
Title:	Assistant Treasurer

[Signature Page to Amendment to Credit Agreement]